                                     EXHIBIT 23.1
                             CONSENT OF DELOITTE & TOUCHE



INDEPENDENT AUDITORS' CONSENT

Board of Directors
ProCyte Corporation
Kirkland, Washington

We consent to the incorporation by reference in Registration Statement No. 33-48809 of ProCyte Corporation on Form S-8 of our report dated March 13, 1997, incorporated by reference in this Annual Report on Form 10-K of ProCyte Corporation for the year ended December 31, 1996.




DELOITTE & TOUCHE LLP
Seattle, Washington
March 25, 1997

                             -103-